UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 31, 2009

ADVANCED GROWING SYSTEMS, INC.
(Name of Registrant as specified in its charter)

Nevada	000-52572	20-4281128
(State or other jurisdiction of incorporation or jurisdiction)	(Commission file Number)	(I.R.S. Employer Identification Number)

3050 Royal Boulevard South, Suite 135
Alpharetta, GA 30022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (678) 387-5061

N/A
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Joseph M. Lucosky, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South, 2nd Floor
Manalapan, NJ, 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 31, 2009, Advanced Growing Systems, Inc. (“the Company”) and enVentive Solutions, Inc. (“enVentive”) agreed to extend the closing date of the binding letter of intent (“Letter of Intent”) entered into on July 1, 2009 from September 1, 2009 to January 31, 2010.  The Letter of Intent was filed by the Company as an exhibit to Form 8-K filed on July 7, 2009.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2009	ADVANCED GROWING SYSTEMS, INC.

	By:	/s/ Christopher Nichols
Christopher Nichols, Chief Executive Officer

3